Nationwide Life Insurance Company: • Nationwide VLI Separate Account – 4

Prospectus supplement dated June 23, 2009 to
Prospectus dated May 1, 2009
This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual funds as investment options under your contract.  Effective June 23, 2009, these investment options have changed names as indicated below.

OLD NAME	NEW NAME
Franklin Templeton Variable Insurance Products Trust- Mutual Discovery Securities Fund: Class 2	Franklin Templeton Variable Insurance Products Trust- Mutual Discovery Global Securities Fund: Class 2
DWS Variable Series II-Dreman High Return Equity VIP: Class B	DWS Variable Series II- Strategic Value VIP: Class B